Exhibit 10.2

EXECUTION VERSION

FIRST AMENDMENT AND CONSENT

THIS FIRST AMENDMENT AND CONSENT, dated as of February 19, 2020 (this “First Amendment”), to the Credit Agreement, dated as of May 24, 2019 (as the same may from time to time be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by among others, MERIDIAN BIOSCIENCE, INC., an Ohio corporation (the “Borrower”), the Guarantors party thereto from time to time, the Lenders party thereto from time to time, and PNC BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

The Borrower has requested that the Lenders and the Administrative Agent agree to make certain amendments to the Credit Agreement, including increasing the Revolving Credit Commitments by $35,000,000 and making certain other modifications as set forth more fully herein, and that the Lenders and the Administrative Agent consent to the purchase by the Borrower of all of the equity interests in Exalenz Bioscience Ltd., a company organized under the laws of Israel. The Administrative Agent and the Lenders are willing to agree to so amend the Credit Agreement and provide such consent, but only pursuant to the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the agreements, provisions and covenants herein contained, the parties to this First Amendment hereby agree, on the terms and subject to the conditions set forth herein, as follows:

Section 1. Definitions. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement.

Section 2. Amendments.

(a) Section 1.1 of the Credit Agreement (Certain Definitions) is hereby amended by inserting the following new terms in the appropriate alphabetical order:

““Exalenz Acquisition” means the acquisition by the Borrower of all of the equity interests of Exalenz Bioscience Ltd., a company organized under the laws of Israel pursuant to that certain Agreement and Plan of Merger dated as of February 19, 2020 by and among Borrower, APM Trust Shelf 14 LTD. and Exalenz Bioscience Ltd. as the same may be amended, restated, supplemented or otherwise modified from time to time.”

““First Amendment Effective Date” means February 19, 2020.”

(b) Section 1.1 of the Credit Agreement (Certain Definitions) is hereby amended by inserting the following to appear as the last sentence of the definition of “Permitted Acquisitions” appearing therein:

“For the avoidance of doubt, the Exalenz Acquisition shall be deemed a Permitted Acquisition for all purposes of this Agreement and the other Loan Documents.”

(c) Part 1 to Schedule 1.1(B) of the Credit Agreement (Commitments of Lenders and Addresses for Notices to Lenders) is amended and restated in its entirety to appear as set forth on Schedule 1.1(B) attached hereto.

Section 3. Consent. The Borrower has notified the Administrative Agent and the Lenders that it intends to consummate the Exalenz Acquisition. Upon the satisfaction of the conditions precedent set forth in Section 5 hereof, the Administrative Agent and the Lenders hereby consent to the entry by the Borrower into the Exalenz Acquisition and confirm, acknowledge and agree that, notwithstanding anything to the contrary contained in the Credit Agreement or the other Loan Documents, the Exalenz Acquisition shall be, and shall be deemed to be, a Permitted Acquisition for all purposes under the Credit Agreement and the other Loan Documents.

Section 4. Representations and Warranties. Each of the Loan Parties represents and warrants to the Administrative Agent and each Lender that:

(a) it has full power and authority to enter into, execute, deliver and carry out this First Amendment and each other Loan Document related thereto;

(b) the First Amendment and each other Loan Document executed and delivered in connection therewith has been duly authorized and duly and validly executed and delivered by the parties thereto and constitutes the legal, valid and binding obligation of each Loan Party which is or will be a party thereto, enforceable against such Loan Party in accordance with its terms;

(c) no consent, approval, exemption, order or authorization of, or a registration or filing with, or notice to, any Official Body or any other Person is required by any Law or any agreement in connection with the execution, delivery and performance by, or enforcement against, any Loan Party of this First Amendment and the other Loan Documents executed in connection therewith or the consummation of the transactions contemplated hereby and thereby, except as has been obtained or issued;

(b) the representations and warranties set forth in the Credit Agreement and the other Loan Documents are true and correct true and correct in all material respects (except representations and warranties that are qualified by materiality, which shall be true an correct in all respects, and those that expressly stated to relate to a specific earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date);

(e) both before and after giving effect to this First Amendment, no Potential Default or Event of Default exists under the Credit Agreement, nor will any occur immediately after the execution and delivery of this First Amendment or by the performance or observance of any provision hereof, nor will any occur immediately after the effectiveness of this First Amendment; and

(c) it has no claim or offset against, or defense or counterclaim to, any obligations or liabilities of the Borrower under the Credit Agreement or any other document executed in connection with the Credit Agreement.

Section 5. Conditions to Effectiveness.

(a) Conditions Precedent. The First Amendment shall be effective on the date upon which each of the following conditions precedent are satisfied:

(i) the Administrative Agent shall have received the following, each in form and substance satisfactory to the Administrative Agent:

(A) this First Amendment, an amendment to the Administrative Agent’s Letter (the “Fee Letter Amendment”), amended and restated Notes and each of the other Loan Documents relating to this First Amendment, in each case duly executed by an Authorized Officer and delivered to the Administrative Agent for the benefit of the Lenders, together with all schedules to the applicable Loan Documents;

(B) a certificate dated the Closing Date and signed by the Secretary or an Assistant Secretary of each of the Loan Parties, certifying as appropriate as to: (A) all action taken by each Loan Party in connection with this First Amendment and the other Loan Documents relating hereto and attaching copies of such resolution or other corporate or organizational action; (B) the names and titles of the Authorized Officers authorized to sign the Loan Documents and their true signatures; (C) copies of its bylaws, limited liability company agreement or other applicable governing document as in effect on the First Amendment Effective Date; and (D) copies of its formation documents as in effect on the First Amendment Effective Date certified as of a recent date by the appropriate state official where such documents are filed in a state office, together with certificates as of a recent date from the appropriate state officials as to the continued existence and good standing of each Loan Party in each state where organized or qualified to do business;

(C) [reserved];

(D) a Permitted Acquisition Certificate with respect to the Exalenz Acquisition, duly executed by an Authorized Officer and delivered to the Administrative Agent;

(E) a certificate of an Authorized Officer of the Borrower as to the Solvency of each of the Loan Parties after giving effect to the First Amendment and the Exalenz Acquisition;

(F) written opinion(s) of counsel for the Loan Parties, dated the First Amendment Effective Date in form and substance reasonably satisfactory to the Administrative Agent and its counsel; and

(G) the Administrative Agent shall have received such additional documents, instruments and information as the Administrative Agent may reasonably request to effect the transactions contemplated hereby;

(ii) the representations and warranties set forth in the Credit Agreement and the other Loan Documents shall be true and correct true and correct in all material respects (except representations and warranties that are qualified by materiality, which shall be true an correct in all respects, and those that expressly stated to relate to a specific earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date);

(iii) no Potential Default or Event of Default shall have occurred and be continuing, nor will any occur immediately after the execution and delivery of this First Amendment or by the performance or observance of any provision hereof, nor will any occur immediately after the effectiveness of this First Amendment; and

(iv) the Borrower shall have paid all fees and expenses payable on or before the First Amendment Effective Date as required by this First Amendment, the Fee Letter Amendment, the Credit Agreement or any other Loan Document, and Jones Day shall have received from the Borrower payment of all outstanding legal fees and expenses previously incurred and all reasonable and documented legal fees and expenses incurred in connection with this First Amendment.

(b) Condition Subsequent. The Borrower shall, within sixty (60) days after the closing of the Exalenz Acquisition (or such later date as the Administrative Agent may agree in writing, in its sole discretion), deliver to the Administrative Agent evidence of the dissolution of Exalenz Bioscience, Inc., a Delaware corporation, which shall be satisfactory to the Administrative Agent in its sole discretion. Failure to comply with the conditions set forth herein shall constitute an immediate Event of Default under the Credit Agreement, for which there shall be no grace or cure period.

Section 6. Reserved.

Section 7. Waiver. Each Loan Party, by signing below, hereby waives and releases the Administrative Agent, the Lenders and each of their respective Affiliates from any and all claims, offsets, defenses and counterclaims of which such Loan Party is aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

Section 8. Entire Agreement. This First Amendment, together with the Credit Agreement and the other related documents, integrate all the terms and conditions mentioned herein or incidental hereto and supersede all oral representations and negotiations and prior writings with respect to the subject matter hereof.

Section 9. Effect of First Amendment. Except as expressly set forth herein, this First Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, amend, or otherwise affect the rights and remedies of the Administrative Agent or the Lenders under the Credit Agreement and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. This First Amendment shall apply and be effective with respect to the matters expressly referred to herein. After the First Amendment Effective Date, any reference to the Credit Agreement shall mean the Credit Agreement with such waivers and amendments effected hereby.

Section 10. GOVERNING LAW. THIS FIRST AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS FIRST AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS CONFLICT OF LAWS PRINCIPLES.

Section 11. JURY TRIAL WAIVER. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS FIRST AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A)

CERTIFIES THAT NO REPRESENTATIVE, ADMINISTRATIVE AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS FIRST AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 11.

Section 12. Counterparts. This First Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this First Amendment by telecopy or e-mail shall be effective as delivery of a manually executed counterpart of this First Amendment.

Section 13. Ratification of Guaranty Agreement. Each Guarantor hereby (a) reaffirms its respective obligations under that certain Continuing Agreement of Guaranty and Suretyship dated as of May 24, 2019 (as the same may from time to time be amended, restated, supplemented or otherwise modified from time to time, the “Guaranty Agreement”) and given to the Administrative Agent by the undersigned Guarantors, (b) reaffirms that its respective obligations under the Guaranty Agreement are separate and distinct from the Borrower’s obligations as borrower, and reaffirms its waivers of possible defenses to such obligations as set forth in the Guaranty Agreement, and (c) agrees that, notwithstanding the effectiveness of this First Amendment and the consummation of the transactions contemplated hereby, such guarantees shall continue to be in full force and effect and shall accrue to the benefit of the Administrative Agent and the Lenders. Each of the Guarantors further agrees to take any action that may be required or that is reasonably requested by the Administrative Agent to ensure compliance by the Borrower with the Credit Agreement and each of other Loan Documents. Neither this Section 13 nor the execution, delivery or effectiveness of this First Amendment shall extinguish the obligations outstanding under, or be construed as a substitution or novation of, the Guaranty Agreement, which shall remain in full force and effect, except to any extent modified hereby or by instruments executed concurrently herewith. This Section 13 shall be deemed to form a part of and shall be construed in connection with and as part of the Guaranty Agreement. Except as expressly amended hereby, all of the terms, covenants, representations, waivers and other provisions contained in the Guaranty Agreement shall continue unchanged and remain in full force and effect, and all such terms, covenants, representations, waivers and other provisions are hereby incorporated herein, as if fully set forth herein, mutatis mutandis.

Section 14. Ratification of Intercompany Subordination Agreement. Each of the undersigned hereby (a) reaffirms its respective obligations under that certain Intercompany Subordination Agreement dated as of May 24, 2019 (as the same may from time to time be amended, restated, supplemented or otherwise modified from time to time, the “Intercompany Subordination Agreement”), and (b) agrees that, notwithstanding the effectiveness of this First Amendment and the consummation of the transactions contemplated hereby, the Intercompany Subordination Agreement shall continue to be in full force and effect and shall accrue to the benefit of the Administrative Agent and the Lenders. Neither this Section 14 nor the execution, delivery or effectiveness of this First Amendment shall extinguish the obligations outstanding under, or be construed as a substitution or novation of, the Intercompany Subordination Agreement, which shall remain in full force and effect, except to any extent modified hereby or by instruments executed concurrently herewith. This Section 14 shall be deemed to form a part of and shall be construed in connection with and as part of the Intercompany Subordination Agreement. Except as expressly amended hereby, all of the terms, covenants, representations, waivers and other provisions contained in the Intercompany Subordination Agreement shall continue unchanged and remain in full force and effect, and all such terms, covenants, representations, waivers and other provisions are hereby incorporated herein, as if fully set forth herein, mutatis mutandis.

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the day and year first written above.

ADMINISTRATIVE AGENT AND LENDERS:	PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent and as a Lender

	By:	/s/ Jeff Fisher
Name: Jeff Fisher
Title: Senior Vice President

FIFTH THIRD BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Andrew Kulesza
Name: Andrew Kulesza
Title: Vice President

BORROWER:	MERIDIAN BIOSCIENCE, INC.

	By:	/s/ Bryan Baldasare
Name: Bryan Baldasare
Title: Chief Financial Officer

GUARANTORS:	MERIDIAN BIOSCIENCE CORPORATION

	By:	/s/ Bryan Baldasare
Name: Bryan Baldasare
Title: Chief Financial Officer

MERIDIAN LIFE SCIENCE, INC.

	By:	/s/ Bryan Baldasare
Name: Bryan Baldasare
Title: Chief Financial Officer

MAGELLAN BIOSCIENCES, INC.

	By:	/s/ Bryan Baldasare
Name: Bryan Baldasare
Title: Chief Financial Officer

MAGELLAN DIAGNOSTICS, INC.

	By:	/s/ Bryan Baldasare
Name: Bryan Baldasare
Title: Chief Financial Officer

SOLELY FOR PURPOSES OF SECTION 14:	MERIDIAN BIOSCIENCE INTERNATIONAL LTD.

	By:	/s/ Bryan Baldasare
Name: Bryan Baldasare
Title: Director

BIOLINE (AUST) PTY LTD

	By:	/s/ Jack Kenny
Name: Jack Kenny
Title: Director

MERIDIAN BIOSCIENCE BEIJING, LLC

By:	/s/ Bryan Baldasare
Name:	Bryan Baldasare
Title:	Executive Director

BIOLINE GMBH

By:	/s/ Harold Ottenhof
Name:	Harold Ottenhof
Title:	Managing Director

BIOLINE REAGENTS LIMITED

By:	/s/ Bryan Baldasare
Name:	Bryan Baldasare
Title:	Director

MERIDIAN BIOSCIENCE EUROPE B.V.

By:	/s/ Bryan Baldasare
Name:	Bryan Baldasare
Title:	Director

MERIDIAN BIOSCIENCE EUROPE S.A.

By:	/s/ Bryan Baldasare
Name:	Bryan Baldasare
Title:	Director

MERIDIAN BIOSCIENCE UK LIMITED

By:	/s/ Bryan Baldasare
Name:	Bryan Baldasare
Title:	Director

MERIDIAN BIOSCIENCE EUROPE – S.R.L.

By:	/s/ Bryan Baldasare
Name:	Bryan Baldasare
Title:	Director